Exhibit 99.1
Vanda Pharmaceuticals Inc. Corporate Overview April 2008

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results from operations and business, and our expectations and beliefs about future events. Actual results may vary materially from our expectations and beliefs. Meaningful factors which could cause actual results to differ from expectations include, but are not limited to, uncertainty of the Company's future profitability, uncertainty of market acceptance for the Company's products, delay in or failure to obtain regulatory approvals for the Company's product candidates, uncertainty regarding patents and proprietary rights, risks inherent in international transactions, limited sales and marketing experience, dependence on third party reimbursement, competition, uncertainty of clinical trial results, extent of government regulations, and inability to obtain requisite additional financing, as well as other factors discussed in the Company's Securities and Exchange Commission filings. All forward-looking statements in this presentation are expressly qualified by the above paragraph in their entirety. We have no obligation to update any forward- looking statements which are made in this presentation.

Vanda Overview Late-stage products targeting large, under-served markets: Fiapta(tm) (iloperidone) - schizophrenia (NDA) Tasimelteon (VEC-162) - sleep disorders (Phase III) Tasimelteon - mood disorders (Phase II) Significant near-term milestones: Fiapta(tm) PDUFA date expected July 27, 2008 Tasimelteon Phase III chronic insomnia results expected in June 2008

Fiapta(tm) (iloperidone) (Schizophrenia)

Fiapta(tm) Status Key short-term milestones: PDUFA date expected July 27, 2008 Currently targeting launch in Q1, 2009 Compelling commercial profile established Commercialization efforts underway pre-PDUFA action

Atypical Antipsychotics Approved Products Source: IMS HEALTH National Sales Perspectives (2007), Vanda calculations Approved Products Company US Launch Year 2007 US Revenue ($MM) 2007 US Y-o-Y Growth Seroquel(r) AstraZeneca 1997 3,256 13.2% Risperdal(r) J&J 1994 3,122 11.3% Zyprexa(r) Eli Lilly 1996 2,686 0.4% Abilify(r) BMS/Otsuka 2002 2,198 24.0% Geodon(r) Pfizer 2001 850 20.7% clozapine Novartis, others 1990 178 0.0% Invega(r) J&J 2007 75 -

Question. Please rate each of the statements below using a scale of 1-10 on importance to you when selecting an antipsychotic therapy for your schizophrenia patients. (130 respondents) Risk of prolactin elevation Availability of long-acting formulation Risk of QT prolongation Somnolent effects QD dosing Flexibility of titration Drug-drug interactions Risk of EPS Impact on cholesterol/lipid/TG levels Incidence of akathisia Impact on glucose/diabetes risk Time to onset of action Ability to treat negative symptoms Effective for many symptoms Risk of weight gain Ability to treat positive symptoms % Top-3 Box (8,9,10) - Inpatient 0.29 0.38 0.39 0.44 0.45 0.49 0.51 0.52 0.53 0.55 0.55 0.57 0.63 0.65 0.68 0.87 Source: TVG Quantitative Tradeoff Assesment, Q306 Atypical Drug Selection Factors Side effect risks figure prominently in atypical prescribing decisions Metabolic Effects Movement Disorder

Adverse Lipid Effects Weight Gain Adverse Glucose Effects Onset of EPS Onset of Akathisia Efficacy Source: GfK V2 Qualitative Positioning Study, January 2008. Perceptual Map: Driven by Movement and Metabolics Physicians differentiate atypicals more on side effect profile than on efficacy

FiaptaTM - Compelling Commercial Profile Similar Efficacy Favorable Metabolic Profile Favorable Movement Disorder Profile Geodon(r) Abilify(r) Invega(r) Risperdal(r) Seroquel(r) Zyprexa(r) Fiapta(tm) profile: favorable in movement disorders and metabolics

Key Areas of Launch Preparation Launch Preparation Sales Force MSL Managed Care Distribution Groundwork for a successful launch combines pre-PDUFA planning with rapid post-PDUFA execution Marketing

Marketing Significant efforts underway Marketing team build-out Messaging and positioning Branding Publication planning and execution Packaging Psychiatric community outreach Conferences

Sales Force Hire VP of sales Territory mapping Plan sales force scenarios Managers/reps: if Vanda owns sales force CSO: if Vanda rents sales force Hire or engage sales force Source: Verispan Deciles Antipsychotic MDs Depression MDs Insomnia MDs 10 721 3,418 3,370 10-8 3,734 18,001 17,381 10-5 14,012 57,363 57,972 Physician Deciling by Drug Class Vanda believes it can build or engage a small sales force to cover the prescribing base Vanda planned pre-PDUFA activity Vanda planned post-PDUFA activity

Managed Care IMS, Atypical managed care analysis, Q42006 Vanda believes a small managed care organization can effectively ensure Fiapta(tm) coverage Hire VP of managed care Payer profiling Develop pricing and contracting strategy Plan, engage managed care field force Execute on contracting strategy Vanda pre-PDUFA activity Vanda post-PDUFA activity Atypical Usage, by Payer Vanda planned pre-PDUFA activity Vanda planned post-PDUFA activity

Medical Science Liaisons Hire Director of MSLs Territory mapping Recruit and deploy MSLs Hire additional MSLs Vanda planned pre-PDUFA activity Vanda planned post-PDUFA activity

Distribution Hire 3rd party logistics agency Responsible for getting product to the trade Applying for state licenses Continue outsource strategy Contract manufacturer 3rd Party Logistics Contract packaging Role of 3rd Party Logistics Coordinator National wholesalers Regional wholesalers Specialty distributors Hospitals Community Mental Health Drugstores Mail order pharmacies Specialty pharmacies Long-term care Vanda planned pre-PDUFA activity Vanda planned post-PDUFA activity

Vanda Planning for Fiapta(tm) Launch Success Attractive clinical profile Strong core team in place Significant efforts underway Balancing execution and cash conservation objectives

Tasimelteon (VEC-162) (Sleep and Mood Disorders)

Distinct MoA Demonstrated in Wide Range of Indications Balanced melatonin-1, melatonin-2 agonist Sleep induction Sleep maintenance Circadian rhythm advance Sleep onset insomnia Sleep maintenance insomnia Circadian rhythm sleep disorders Seasonal Affective Disorder Major Depression MoA Effect Potential uses

Large Market Opportunity in Sleep Disorders Sleep induction Sleep maintenance Circadian rhythm modulation Sleep onset insomnia Sleep maintenance insomnia Circadian rhythm sleep disorders US prevalence 54 million 18 million Approved drugs/drug classes NBZDs (Ambien(r) CR, Lunesta(r), etc.) BZDs (lorazepam, etc.) tricyclics (trazodone, etc.) melatonin agonist (Rozerem(tm)) Emerging drug classes orexin antagonists tricyclics 5-HT2a antagonists No approved drugs Source: LEK, 2007

CRSD an Attractive Market for Tasimelteon Circadian Rhythm Sleep Disorders Shift Worker Sleep Disorder Delayed Sleep Phase Syndrome Jet Lag Non-24 Hour Sleep/Wake Cycle U.S. Prevalence (000) 1,500 3,000 13,500 50 Tasimelteon Potential Benefits Disease-modification (CR modulation) Demonstrated efficacy in sleep disorders LT safety No DEA scheduling anticipated Source: LEK, 2007

Mood Disorders an Attractive Market for Tasimelteon Circadian Rhythm- Related Mood Disorders Seasonal Affective Disorder Major Depression U.S. Prevalence (000) 5,800 14,700 Tasimelteon Potential Benefits Disease-modification (CR modulation) LT safety Sleep benefits Source: LEK, 2005

Pending Tasimelteon Phase III Milestone Objective Safety and efficacy in treatment of patients with chronic insomnia Duration 35 days (including screening) Dosing 20, 50 mg QD Comparator Placebo # of Patients 324 Key Endpoints LPS, WASO, safety Results expected in June, 2008 Phase III transient insomnia trials highly predictive of chronic insomnia results Tasimelteon previously demonstrated LPS, WASO statistical significance VP-VEC-162-3104

Substantial Development Program Underway Phase III transient insomnia Completed Phase III chronic insomnia Process refinement Completion expected in 08 Carcinogenicity Vanda anticipates a 2010 NDA for tasimelteon Clinical Preclinical Manufacturing Clinical pharmacology Clinical scale-up In planning stage Commercial scale-up Driving, DEA scheduling, next day effects Phase I, II Additional Phase III trials

Conclusions

Summary Financials ($ in millions) 12/31/07 Cash/cash equivalents/ST investments $93.2 ($ in millions) Year ended 12/31/07 Operating Expenses R&D $47.2 G&A 32.8 Loss from Operations (80.0) Net Loss $(74.1) Cash expected to be sufficient to fund operations through Fiapta(tm) PDUFA date and into Q4 2008 Current spend focus: Reporting top-line results from tasimelteon Phase III chronic insomnia trial Essential Fiapta(tm) pre-launch commercial activities

Major Milestones in 2008 Fiapta(tm) APA (May) PDUFA (expected July 27) Tasimelteon Phase III chronic insomnia (expected in June) APSS (June)